Exhibit 99.2

LCNB Corp. and Subsidiaries
Financial Highlights
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended					Six Months Ended
	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015	6/30/2016	6/30/2015
Condensed Income Statement
Interest income	$11,008	10,621	10,812	10,409	11,348	21,629	21,438
Interest expense	883	849	906	912	748	1,732	1,510
Net interest income	10,125	9,772	9,906	9,497	10,600	19,897	19,928
Provision for loan losses	396	90	380	240	677	486	746
Net interest income after provision	9,729	9,682	9,526	9,257	9,923	19,411	19,182
Non-interest income	2,750	2,642	2,600	2,386	2,831	5,392	5,137
Non-interest expense	8,468	8,292	8,229	8,088	8,426	16,760	16,075
Income before income taxes	4,011	4,032	3,897	3,555	4,328	8,043	8,244
Provision for income taxes	1,043	1,068	1,013	922	1,205	2,111	2,287
Net income	$2,968	2,964	2,884	2,633	3,123	5,932	5,957

Per Share Data
Dividends per share	$0.16	0.16	0.16	0.16	0.16	0.32	0.32
Basic earnings per share	$0.30	0.30	0.29	0.26	0.33	0.60	0.63
Diluted earnings per share	$0.29	0.30	0.29	0.26	0.32	0.59	0.62
Book value per share	$14.66	14.39	14.12	14.22	13.91	14.66	13.91
Tangible book value per share	$11.17	10.88	10.58	10.66	10.33	11.17	10.33
Average basic shares outstanding	9,922,024	9,916,114	9,905,612	9,898,233	9,694,732	9,919,070	9,504,739
Average diluted shares outstanding	9,943,797	9,998,516	10,014,908	10,005,788	9,804,728	9,971,900	9,609,050
Shares outstanding at period end	9,937,262	9,931,788	9,925,547	9,903,294	9,896,904	9,937,262	9,896,904

Selected Financial Ratios
Return on average assets	0.92%	0.93%	0.89%	0.82%	1.03%	0.92%	1.02%
Return on average equity	8.28%	8.37%	8.07%	7.51%	9.21%	8.32%	9.11%
Dividend payout ratio	53.33%	53.33%	55.17%	61.54%	48.48%	53.33%	50.79%
Net interest margin (tax equivalent)	3.55%	3.49%	3.46%	3.37%	3.95%	3.52%	3.89%
Efficiency ratio (tax equivalent)	63.73%	64.74%	63.80%	65.97%	61.08%	64.22%	62.39%

Selected Balance Sheet Items
Investment securities and stock	$399,345	393,976	406,981	391,430	378,651

Loans:
Commercial and industrial	$45,153	45,324	45,275	45,325	47,958
Commercial, secured by real estate	455,654	430,179	419,633	407,264	399,551
Residential real estate	266,625	271,812	273,139	274,054	273,249
Consumer	18,545	17,925	18,510	19,283	19,718
Agricultural	13,605	12,589	13,479	16,016	13,434
Other, including deposit overdrafts	635	643	665	676	638
Deferred net origination costs	248	242	237	215	188
Loans, gross	800,465	778,714	770,938	762,833	754,736
Less allowance for loan losses	3,373	3,150	3,129	2,958	2,879
Loans, net	$797,092	775,564	767,809	759,875	751,857

Total assets	$1,312,635	1,285,922	1,280,531	1,275,171	1,249,363
Total deposits	1,124,698	1,120,208	1,087,160	1,103,513	1,084,033
Short-term borrowings	30,541	11,668	37,387	14,931	12,731
Long-term debt	726	789	5,947	6,016	6,085
Total shareholders’ equity	145,710	142,933	140,108	140,851	137,698
Equity to assets ratio	11.10%	11.12%	10.94%	11.05%	11.02%
Loans to deposit ratio	71.17%	69.52%	70.91%	69.13%	69.62%

	Three Months Ended					Six Months Ended
	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015	6/30/2016	6/30/2015
Selected Balance Sheet Items, continued
Tangible common equity (TCE)	$110,541	107,567	104,529	105,063	101,694
Tangible common assets (TCA)	1,277,466	1,250,556	1,244,952	1,239,383	1,213,359
TCE/TCA	8.65%	8.60%	8.40%	8.48%	8.38%

Selected Average Balance Sheet Items
Investment securities and stock	$396,130	389,648	406,423	385,353	360,750	392,889	337,146

Loans	$784,324	772,204	764,440	760,159	737,021	778,264	718,592
Less allowance for loan losses	3,103	3,130	2,929	2,885	2,865	3,116	2,868
Net loans	$781,221	769,074	761,511	757,274	734,156	775,148	715,724

Total assets	$1,303,073	1,278,014	1,285,114	1,267,171	1,220,938	1,290,543	1,173,307
Total deposits	1,133,403	1,104,330	1,107,214	1,099,730	1,057,818	1,118,867	1,013,982
Short-term borrowings	14,355	20,710	20,290	13,450	12,803	17,532	13,310
Long-term debt	747	1,256	5,970	6,040	6,108	1,002	6,352
Total shareholders’ equity	144,185	142,447	141,751	139,032	136,003	143,316	131,829

Asset Quality
Net charge-offs	$173	69	209	161	635
Other real estate owned	682	846	846	1,208	1,364
Non-accrual loans	2,697	3,328	1,723	2,254	1,961
Loans past due 90 days or more and still accruing	369	99	559	130	128
Total nonperforming loans	$3,066	3,427	2,282	2,384	2,089
Net charge-offs to average loans	0.09%	0.04%	0.11%	0.08%	0.35%
Allowance for loan losses to total loans	0.42%	0.40%	0.41%	0.39%	0.38%
Nonperforming loans to total loans	0.38%	0.44%	0.30%	0.31%	0.28%
Nonperforming assets to total assets	0.29%	0.33%	0.24%	0.28%	0.28%

Assets Under Management
LCNB Corp. total assets	$1,312,635	1,285,922	1,280,531	1,275,171	1,249,363
Trust and investments (fair value)	284,118	274,297	283,193	258,675	272,209
Mortgage loans serviced	107,189	107,992	111,837	113,610	117,204
Business cash management	8,551	6,773	7,271	6,809	6,628
Brokerage accounts (fair value)	163,596	157,713	148,956	142,151	144,186
Total assets managed	$1,876,089	1,832,697	1,831,788	1,796,416	1,789,590

Non-GAAP Financial Measures
Accreted income on acquired loans	$294	333	219	243	1,348	627	1,674
Amortization of acquired deposit premiums	$0	27	34	46	211	27	397

Net income	$2,968	2,964	2,884	2,633	3,123	5,932	5,957
Less (add) net gain (loss) on sales of securities, net of tax	183	245	108	0	146	428	219
Add merger-related expenses, net of tax	0	0	2	32	363	0	429
Core net income	$2,785	2,719	2,778	2,665	3,340	5,504	6,167
Basic core earnings per share	$0.28	0.27	0.28	0.27	0.34	0.55	0.65
Diluted core earnings per share	$0.28	0.27	0.28	0.27	0.34	0.55	0.64
Adjusted return on average assets	0.86%	0.85%	0.86%	0.83%	1.10%	0.86%	1.06%
Adjusted return on average equity	7.77%	7.66%	7.77%	7.60%	9.85%	7.72%	9.43%
Core efficiency ratio (tax equivalent)	65.09%	66.67%	64.60%	65.57%	58.23%	65.86%	60.88%

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS

(Dollars in thousands)

	June 30, 2016 (Unaudited)	December 31, 2015
ASSETS:
Cash and due from banks	$17,254	14,155
Interest-bearing demand deposits	1,753	832
Total cash and cash equivalents	19,007	14,987
Investment securities:
Available-for-sale, at fair value	353,528	377,978
Held-to-maturity, at cost	39,447	22,633
Federal Reserve Bank stock, at cost	2,732	2,732
Federal Home Loan Bank stock, at cost	3,638	3,638
Loans, net	797,092	767,809
Premises and equipment, net	24,985	22,100
Goodwill	30,183	30,183
Core deposit and other intangibles	4,986	5,396
Bank owned life insurance	26,921	22,561
Other assets	10,116	10,514
TOTAL ASSETS	$1,312,635	1,280,531

LIABILITIES:
Deposits:
Noninterest-bearing	$252,498	250,306
Interest-bearing	872,200	836,854
Total deposits	1,124,698	1,087,160
Short-term borrowings	30,541	37,387
Long-term debt	726	5,947
Accrued interest and other liabilities	10,960	9,929
TOTAL LIABILITIES	1,166,925	1,140,423

COMMITMENTS AND CONTINGENT LIABILITIES

SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares – no par value, authorized 19,000,000 and12,000,000 shares at June 30, 2016 and December 31, 2015, respectively; issued 10,690,889 and 10,679,174 shares at June 30, 2016 and December 31, 2015, respectively	75,602	76,908
Retained earnings	77,384	74,629
Treasury shares at cost, 753,627 shares at June 30, 2016 and December 31, 2015	(11,665)	(11,665)
Accumulated other comprehensive income, net of taxes	4,389	236
TOTAL SHAREHOLDERS' EQUITY	145,710	140,108
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,312,635	1,280,531

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
INTEREST INCOME:
Interest and fees on loans	$8,892	9,492	17,519	18,032
Interest on investment securities –
Taxable	1,187	1,033	2,376	1,889
Non-taxable	794	702	1,552	1,355
Other short-term investments	135	121	182	162
TOTAL INTEREST INCOME	11,008	11,348	21,629	21,438
INTEREST EXPENSE:
Interest on deposits	870	671	1,693	1,353
Interest on short-term borrowings	8	4	22	8
Interest on long-term debt	5	73	17	149
TOTAL INTEREST EXPENSE	883	748	1,732	1,510
NET INTEREST INCOME	10,125	10,600	19,897	19,928
PROVISION FOR LOAN LOSSES	396	677	486	746
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	9,729	9,923	19,411	19,182
NON-INTEREST INCOME:
Trust income	837	852	1,600	1,652
Service charges and fees on deposit accounts	1,243	1,234	2,436	2,341
Net gain (loss) on sales of securities	279	221	650	332
Bank owned life insurance income	191	155	360	314
Gains from sales of loans	61	219	102	254
Other operating income	139	150	244	244
TOTAL NON-INTEREST INCOME	2,750	2,831	5,392	5,137
NON-INTEREST EXPENSE:
Salaries and employee benefits	4,532	4,381	9,095	8,671
Equipment expenses	239	302	488	590
Occupancy expense, net	588	584	1,157	1,179
State franchise tax	276	250	557	502
Marketing	201	220	368	383
Amortization of intangibles	188	175	375	321
FDIC insurance premiums	162	145	327	296
Other real estate owned	356	20	385	55
Merger-related expenses	—	522	—	592
Other non-interest expense	1,926	1,827	4,008	3,486
TOTAL NON-INTEREST EXPENSE	8,468	8,426	16,760	16,075
INCOME BEFORE INCOME TAXES	4,011	4,328	8,043	8,244
PROVISION FOR INCOME TAXES	1,043	1,205	2,111	2,287
NET INCOME	$2,968	3,123	5,932	5,957

Dividends declared per common share	$0.16	0.16	0.32	0.32
Earnings per common share:
Basic	0.30	0.33	0.60	0.63
Diluted	0.29	0.32	0.59	0.62
Weighted average common shares outstanding:
Basic	9,922,024	9,694,732	9,919,070	9,504,739
Diluted	9,943,797	9,804,728	9,971,900	9,609,050